UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021 (August 5, 2021)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56128	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On August 5, 2021, the Second Amended and Restated Operating Agreement (the “Operating Agreement”) of 1847 Holdings LLC (the “Company”), was amended pursuant to Amendment No. 1 to Second Amended and Restated Operating Agreement (the “Amendment”), entered into by 1847 Partners LLC, as the Manager and as Allocation Member (as defined in the Operating Agreement). The Amendment was adopted by the Board of Directors of the Company on August 5, 2021.

The following is a summary of the amendments to the Operating Agreement. Such summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

The Amendment amends the Operating Agreement as follows:

(1)    the definition of “Contribution-Based Profits” was amended to remove language relating to “loss” and “net loss”;

(2)    the definition of “Sales Event” was amended to add the following sentence: “For the avoidance of doubt, if the Company distributes its equity ownership in a Subsidiary to the Company’s Shareholders in a spin-off or similar transaction, such distribution shall constitute a Sale Event.”; and

(3)    the definition of “Total Profit Allocation” was amended to add the following sentence: “For the avoidance of doubt, if Contribution-Based Profits is a negative number, it shall be disregard in calculating Total Profit Allocation.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amendment No. 1 to Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated August 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: August 11, 2021	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amendment No. 1 to Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated August 5, 2021

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